Exhibit 10.39

Void Confirmation of Second Supplemental Agreement for Advertising Space Leasing Agreement

Party A (Lessor): Shenzhen Kezhi Technology Co., Ltd.(“Kezhi”)

Number of Business License: 91440300MA5G10WT71

Party B (Lessee): Shenzhen Honghao Internet Technology Co. Ltd. (“Honghao”)

Number of Business License: 91440300MA5GANXX8H

Regarding the Second Supplemental Agreement for Advertising Space Leasing Agreement attached hereto(“Second Supplemental Agreement”) executed by Party A and Party B on March 30, 2021, both parties hereby reach an agreement that the Second Supplemental Agreement is void, and it is not binding on both parties from the beginning of the execution. Neither party may claim any rights to the other party in relation to the Second Supplemental Agreement.

Party A and Party B further confirm that, once the Second Supplemental Agreement is void, both parties will re-execute a Second Supplemental Agreement for Advertising Space Leasing Agreement to replace the original Second Supplemental Agreement.

This Void Confirmation is made in two original copies and held by Party A and Party B.

Party A: Shenzhen Kezhi Technology Co., Ltd. (Stamp)

Party B: Shenzhen Honghao Internet Technology Co. Ltd. (Stamp)

Date: May 12, 2021